INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

                      BETWEEN BANKERS NATIONAL SERIES TRUST

                                       AND

                         BANKERS INVESTMENT ADVISER INC.

 It is hereby agreed by and between BANKERS NATIONAL SERIES TRUST (the "Trust") and BANKERS INVESTMENT ADVISER INC. (the "Adviser") as follows:

                                        I

 The Trust hereby appoints the Adviser to act as the investment adviser to the Trust in relation to its class of shares entitled the BNL Multiple Strategies Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to provide certain administrative services to the Trust in connection with the Portfolio, subject at all times to the direction and control of the Trustees of the Trust. The Adviser accepts such appointment subject to the terms and conditions as hereunder provided.

                                       II

 The Adviser agrees to provide continuous professional investment management of the investments of the Portfolio. The Adviser shall provide the Trust with an investment program complying with the investment objectives, policies and restrictions of the Portfolio as more fully set forth in the Registration Statement of the Trust as filed with the Securities and Exchange Commission and as further amended from time to time. In carrying out the investment program of the Portfolio, the Adviser shall:

     1. Provide investment advice and, in general, supervise the management and investment program of the Portfolio;

     2. Furnish office space for the Trust;

     3. Provide the Trust with such accounting data concerning the investment activities of the Portfolio as shall be required to prepare and file all periodic financial reports and returns required to be filed with the Securities and Exchange Commission and any other regulatory agency, provided that such data may be provided by the Trust's custodian bank at the expense of the Trust pursuant to an agreement between the Trust and said bank;


     4. Continuously monitor compliance by the Trust as to the Portfolio in its investment activities with the requirements of the Investment Company Act and the rules promulgated thereunder pursuant thereto; and


     5. Render to the Trust such periodic and special reports as to the Portfolio as may be reasonably requested with respect to matters relating to the duties of the Adviser.

                                       III

 To the extent that the Trust or the Adviser is a party to any sub-advisory agreements with persons other than the Adviser concerning any of the foregoing, the Adviser shall be responsible for overseeing the performance of each such sub-adviser.

                                       IV

 The Trust will pay an investment advisory fee to the Adviser for compensation for investment advisory services rendered in connection with the management of the Portfolio. Such fee shall be equal, on an annual basis, to .65% of the average daily value of the net assets of the Portfolio.

 The amounts payable to the Adviser shall be determined as of the close of business each day, and shall, except as set forth below, be based upon the value of net assets of the Portfolio computed in accordance with the Declaration of Trust of the Trust; and shall be paid in arrears whenever requested by the Adviser.

                                        V

It is understood and agreed that the Adviser and/or its affiliated companies and persons may act and may continue to act as investment adviser to other clients, accounts, and funds, and that the services to be provided hereunder are not deemed to be exclusive. In addition, it is understood that the individuals who participate on behalf of the Adviser in the performance of its duties under this Agreement will not necessarily devote their full time thereto, and nothing contained herein shall be deemed to limit or restrict their right to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

                                       VI

The Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and that it will surrender promptly to the designated officers of the Trust any of such records upon its request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolio in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Trust during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any governmental agency having jurisdiction.

                                       VII

The Adviser shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering services hereunder.

The Adviser shall at all times be guided by and be subject to the Trust's investment policies, and provisions of its Declaration of Trust and By-Laws as each shall from time to time be amended, and by the decision and determination of the Trustees.

This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Trust, the Adviser shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940, and the respective Rules and Regulations of the Securities and Exchange Commission thereunder.

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement) the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connect with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matter to which Agreement relates, except to the extent specified in
Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                      VIII

The Adviser understands that the obligations of this agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholders liability for acts or obligations of the Trust.

                                       IX

This Agreement, unless sooner terminated, shall go into effect on the date on which it is approved by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and shall continue for two years and thereafter from year to year so long as such continuance is specifically approved at least annually (a) by the Trustees of the Trust, and (b) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust, or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust on sixty (60) days written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement shall terminate automatically upon its assignment (as defined in the 1940 Act).

This Agreement may be amended only in writing by the parties hereto. Any amendment to this Agreement requires approval, prior to the effectiveness of such amendment, (a) by vote of a majority of those Trustees of the Trust who are not parties to this agreement or interested persons of any such party, cast in person called for the purpose of voting on such amendment, and (b) by vote of the holders of majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed on their behalf by their respective officers there unto duly authorized.



                                            BANKERS NATIONAL SERIES TRUST


Date:      5/1/87                           By: /s/ Richard E. Coleman
     ---------------------                      -----------------------------



                                            BANKERS INVESTMENT ADVISER INC.


Date:      5/1/87                           By: /s/ Kenneth F. Judkowitz
     ---------------------                      -----------------------------

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

                          BETWEEN CONSECO SERIES TRUST

                                       AND

                        CONSECO CAPITAL MANAGEMENT, INC.

          It is hereby agreed by and between CONSECO SERIES TRUST (the "Trust") and CONSECO CAPITAL MANAGEMENT, INC. (the "Adviser") as follows:


          The Trust hereby appoints the Adviser to act as the investment adviser to the Trust in relation to its class of shares entitled the Corporate Bond Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to provide certain administrative services to the Trust in connection with the Portfolio, subject at all times to the direction and control of the Trustees of the Trust. The Adviser accepts such appointment subject to the terms and conditions as hereunder provided.

                                       II

          The Adviser agrees to provide continuous professional investment management of the investments of the Portfolio. The Adviser shall provide the Trust with an investment program complying with the investment objectives, policies and restrictions of the Portfolio as more fully set forth in the Registration Statement of the Trust as filed with the Securities and Exchange Commission and as further amended from time to time. In carrying out the investment program of the Portfolio, the Adviser shall:


          1.  Provide   investment   advice  and,  in  general,   supervise  the
              management and investment program of the Portfolio;

          2.  Furnish office space for the Trust;

          3. Provide the Trust with such accounting data concerning the investment activities of the Portfolio as shall be required to prepare and file all periodic financial reports and returns required to be filed with the

              Securities and Exchange Commission and any other regulatory agency, provided that such data may be provided by the Trust's custodian bank at the expense of the Trust pursuant to an agreement between the Trust and said bank;

          4. Continuously monitor compliance by the Trust as to the Portfolio in its investment activities with the requirements of the Investment Company Act and the rules promulgated thereunder pursuant thereto; and

          5. Render to the Trust such periodic and special reports as to the Portfolio as may be reasonably requested with respect to matters relating to the duties of the Adviser.

                                       III

          To the extent that the Trust or the Adviser is a party to any sub-advisory agreements with persons other than the Adviser concerning any of the foregoing, the Adviser shall be responsible for overseeing the performance of each such sub-adviser.

                                       IV

          The Trust will pay an investment advisory fee to the Adviser for compensation for investment advisory services rendered in connection with the management of the Portfolio. Such fee shall be equal, on an annual basis, to 0.50% of the average daily value of the net assets of the Portfolio.

          The amounts payable to the Adviser shall be determined at of the close of business each day, and shall, except as set forth below, be based upon the value of net assets of the Portfolio computed in accordance with the Declaration of Trust of the Trust; and shall be paid in arrears whenever requested by the Adviser.

                                        V

          It is understood and agreed that the Adviser and/or its affiliated companies and persons may act and may continue to act as investment adviser to other clients, accounts, and funds, and that the services to be provided hereunder are not deemed to be exclusive. In addition, it is understood that the individuals who participate on behalf of the Adviser in the performance of its duties under this Agreement will not necessarily devote their full time thereto, and nothing contained herein shall be deemed to limit or restrict their right to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

                                       VI

          The Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and that it will surrender promptly to the designated officers of the Trust any of such records upon its request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolio in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Trust during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any governmental agency having jurisdiction.

                                       VII

          The Adviser shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering services hereunder.

          The Adviser shall at all times be guided by and be subject to the Trust's investment policies, the provisions of its Declaration of Trust and By-Laws as each shall from time to time be amended, and by the decision and determination of the Trustees.

          This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Trust, the Adviser shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940, and the respective Rules and Regulations of the Securities and Exchange Commission thereunder.

          In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement) the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connect with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                      VIII

          The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

                                       IX

          This Agreement, unless sooner terminated, shall go into effect on the date on which it is approved by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and shall continue for two years and thereafter from year to year so long as such continuance is specifically approved at least annually (a) by the Trustees of the Trust, and (b) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust, or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust on sixty (60) days written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement shall terminate automatically upon its assignment (as defined in the 1940 Act).

          This Agreement may be amended only in writing by the parties hereto. Any amendment to this Agreement requires approval, prior to the effectiveness of such amendment, (a) by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, case in person called for the purpose of voting on such amendment, and (b) by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio.

          IN WITNESS WHEREOF,  the parties hereto have caused this instrument to
be  signed  on  their  behalf  by  their  respective   officers  thereunto  duly
authorized.

                                            CONSECO SERIES TRUST

                                            By: /s/ ROLLIN M. DICK
                                                -----------------------------


                                            CONSECO CAPITAL MANAGEMENT, INC.

                                            By: /s/ WALTER T. KIRKBRIDE
                                                -----------------------------

                                                                January 1, 1993

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------
                      BETWEEN BANKERS NATIONAL SERIES TRUST

                                       AND

                         BANKERS INVESTMENT ADVISER INC.


         It is hereby agreed by and between BANKERS NATIONAL SERIES TRUST (the Trusts) and BANKERS INVESTMENT ADVISER INC. (the "Adviser.) as follows:

                                        I

         The Trust hereby appoints the Adviser to act as the investment adviser to the Trust in relation to its class of shares entitled the BNL Common Stock Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to provide certain administrative services to the Trust in connection with the Portfolio, subject at all times to the direction and control of the Trustees of the Trust. The Adviser accepts such appointment subject to the terms and conditions as hereunder provided.

                                       II

         The Adviser agrees to provide continuous professional investment management of the investments of the Portfolio. The Adviser shall provide the Trust with an investment program complying with the investment objectives, policies and restrictions of the Portfolio as more fully set forth in the Registration Statement of the Trust as filed with the Securities and Exchange Commission and as further amended from time to time. In carrying out the investment program of the Portfolio, the Adviser shall:

          1.  Provide   investment   advice  and,  in  general,   supervise  the
              management and investment program of the Portfolio;

          2.  Furnish office space for the Trust;

          3. Provide the Trust with such accounting data concerning the investment activities of the Portfolio as shall be required to prepare and file all periodic financial reports and returns required to be filed with the Securities and Exchange Commission and any other regulatory agency, provided that such data may be provided by the Trust's custodian bank at the expense of the Trust pursuant to an agreement between the Trust and said bank.

          4. Continuously monitor compliance by the Trust as to the Portfolio in its investment activities with the requirements of the Investment Company Act and the rules promulgated thereunder pursuant thereto; and

          5. Render to the Trust such periodic and special reports as to the Portfolio as may be reasonably requested with respect to matters relating to the duties of the Adviser.

                                       III

         To the extent that the Trust or the Adviser is a party to any sub-advisory agreements with persons other than the Adviser concerning any of the foregoing, the Adviser shall be responsible for overseeing the performance of each such sub-adviser.

                                       IV

         The Trust will pay an investment advisory fee to the Adviser for compensation for investment advisory services rendered in connection with the management of the Portfolio. Such fee shall be equal, on an annual basis, to 0.65% of the average daily value of the net assets of the Portfolio.

         The amounts payable to the Adviser shall be determined as of the close of business each day, and shall, except as set forth below, be based upon the value of net assets of the Portfolio computed in accordance with the Declaration of Trust of the Trust; and shall be paid in arrears whenever requested by the Adviser.


                                        V

         It is understood and agreed that the Adviser and/or its affiliated companies and persons may act and may continue to act as investment adviser to other clients, accounts, and funds, and that the services to be provided hereunder are not deemed to be exclusive. In addition, it is understood that the individuals who participate on behalf of the Adviser in the performance of its duties under this Agreement will not necessarily devote their full time thereto, and nothing contained herein shall be deemed to limit or restrict their right to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

                                       VI

         The Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and that it will surrender promptly to the designated officers of the Trust any of such records upon its request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolio in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Trust during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any governmental agency having jurisdiction.

                                       VII

         The Adviser shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering services hereunder.

         The Adviser shall at all times be guided by and be subject to the Trust's investment policies, the provisions of its Declaration of Trust and By-Laws as each shall from time to time be amended, and by the decision and determination of the Trustees.

         This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Trust, the Adviser shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940, and the respective Rules and Regulations of the Securities and Exchange Commission thereunder.

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement) the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connect with, rendering services-hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                      VIII

         The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

                                       IX

         This Agreement, unless sooner terminated, shall go into effect on the date on which it is approved by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and shall continue for two years and thereafter from year to year so long as such continuance is specifically approved at least annually (a) by the Trustees of the Trust, and (b) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust, or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust on sixty (60) days written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement shall terminate automatically upon its assignment (as defined in the 1940 Act).

         This Agreement may be amended only in writing by the parties hereto. Any amendment to this Agreement requires approval, prior to the effectiveness of such amendment, (a) by vote of a majority of those Trustees of the Trust who are not parties to this agreement or interested persons of any such party, case in person called for the purpose of voting on such amendment, and (b) by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio.

         IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized.


                                            BANKERS NATIONAL SERIES TRUST

                                            By: /s/ Kenneth F. Judkowitz
                                                --------------------------------

                                            BANKERS INVESTMENT ADVISER INC.

                                            By: /s/ Richard E. Coleman
                                                --------------------------------

                                                      October 9, 1986

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

                      BETWEEN BANKERS NATIONAL SERIES TRUST

                                       AND

                         BANKERS INVESTMENT ADVISER INC.

         It is hereby agreed by and between BANKERS NATIONAL SERIES TRUST (the Trusts) and BANKERS INVESTMENT ADVISER INC. (the "Adviser) as follows:

                                        I

         The Trust hereby appoints the Adviser to act as the investment adviser to the Trust in relation to its class of shares entitled the BNL Government Securities Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to provide certain administrative services to the Trust in connection with the Portfolio, subject at all times to the direction and control of the Trustees of the Trust. The Adviser accepts such appointment subject to the terms and conditions as hereunder provided.

                                       II

         The Adviser agrees to provide continuous professional investment management of the investments of the Portfolio. The Adviser shall provide the Trust with an investment program complying with the investment objectives, policies and restrictions of the Portfolio as more fully set forth in the Registration Statement of the Trust as filed with the Securities and Exchange Commission and as further amended from time to time. In carrying out the investment program of the Portfolio, the Adviser shall:

          1.  Provide   investment   advice  and,  in  general,   supervise  the
              management and investment program of the Portfolio;

          2.  Furnish office space for the Trust;

         3. Provide the Trust with such accounting data concerning the investment activities of the Portfolio as shall be required to prepare and file all periodic financial reports and returns required to be filed with the Securities and Exchange Commission and any other regulatory agency, provided that such data may be provided by the Trust's custodian bank at the expense of the Trust pursuant to an agreement between the Trust and said bank.

         4. Continuously monitor compliance by the Trust as to the Portfolio in its investment activities with the requirements of the Investment Company Act and the rules promulgated thereunder pursuant thereto; and

         5. Render to the Trust such periodic and special reports as to the Portfolio as may be reasonably requested with respect to matters relating to the duties of the Adviser.

                                       III

         To the extent that the Trust or the Adviser is a party to any sub-advisory agreements with persons other than the Adviser concerning any of the foregoing, the Adviser shall be responsible for overseeing the performance of each such sub-adviser.

                                       IV

         The Trust will pay an investment advisory fee to the Adviser for compensation for investment advisory services rendered in connection with the management of the Portfolio. Such fee shall be equal, on an annual basis, to 0.5% of the average daily value of the net assets of the Portfolio.

         The amounts payable to the Adviser shall be determined as of the close of business each day, and shall, except as set forth below, be based upon the value of net assets of the Portfolio computed in accordance with the Declaration of Trust of the Trust; and shall be paid in arrears whenever requested by the Adviser.

                                        V

         It is understood and agreed that the Adviser and/or its affiliated companies and persons may act and may continue to act as investment adviser to other clients, accounts, and funds, and that the services to be provided hereunder are not deemed to be exclusive. In addition, it is understood that the individuals who participate on behalf of the Adviser in the performance of its duties under this Agreement will not necessarily devote their full time thereto, and nothing contained herein shall be deemed to limit or restrict their right to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

                                       VI

         The Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and that it will surrender promptly to the designated officers of the Trust any of such records upon its request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolio in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Trust during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any governmental agency having jurisdiction.

                                       VII

         The Adviser shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering services hereunder.

         The Adviser shall at all times be guided by and be subject to the Trust's investment policies, the provisions of its Declaration of Trust and By-Laws as each shall from time to time be amended, and by the decision and determination of the Trustees.

         This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Trust, the Adviser shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940, and the respective Rules and Regulations of the Securities and Exchange Commission thereunder.

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement) the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connect with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                      VIII

         The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

                                       IX

         This Agreement, unless sooner terminated, shall go into effect on the date on which it is approved by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and shall continue for two years and thereafter from year to year so long as such continuance is specifically approved at least annually (a) by the Trustees of the Trust, and (b) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust, or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust on sixty (60) days written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement shall terminate automatically upon its assignment (as defined in the 1940 Act).

         This Agreement may be amended only in writing by the parties hereto. Any amendment to this Agreement requires approval, prior to the effectiveness of such amendment, (a) by vote of a majority of those Trustees of the Trust who are not parties to this agreement or interested persons of any such party, case in person called for the purpose of voting on such amendment, and (b) by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio.

         IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized.

                                           BANKERS NATIONAL SERIES TRUST


                                           By: /s/ KENNETH F. JUDKOWITZ
                                               ---------------------------------

                                           BANKERS INVESTMENT ADVISER INC.


October 9, 1986                            By: /s/ RICHARD E. COLEMAN
                                               --------------------------------

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

                      BETWEEN BANKERS NATIONAL SERIES TRUST

                                       AND

                         BANKERS INVESTMENT ADVISER INC.


         It is hereby agreed by and between BANKERS NATIONAL SERIES TRUST (the "Trusts") and BANKERS INVESTMENT ADVISER INC. (the "Adviser") as follows:

                                        I

         The Trust hereby appoints the Adviser to act as the investment adviser to the Trust in relation to its class of shares entitled the BNL Money Market Portfolio (the "Portfolio") and to manage the investment and reinvestment of the assets of the Portfolio and to provide certain administrative services to the Trust in connection with the Portfolio, subject at all times to the direction and control of the Trustees of the Trust. The Adviser accepts such appointment subject to the terms and conditions as hereunder provided.

                                       II

         The Adviser agrees to provide continuous professional investment management of the investments of the Portfolio. The Adviser shall provide the Trust with an investment program complying with the investment objectives, policies and restrictions of the Portfolio as more fully set forth in the Registration Statement of the Trust as filed with the Securities and Exchange Commission and as further amended from time to time. In carrying out the investment program of the Portfolio, the Adviser shall:

          1.  Provide   investment   advice  and,  in  general,   supervise  the
              management and investment program of the Portfolio;

          2.  Furnish office space for the Trust;

          3. Provide the Trust with such accounting data concerning the investment activities of the Portfolio as shall be required to prepare and file all periodic financial reports and returns required to be filed with the Securities and Exchange Commission and any other regulatory agency, provided that such data may be provided by the Trust's custodian bank at the expense of the Trust pursuant to an agreement between the Trust and said bank.

          4. Continuously monitor compliance by the Trust as to the Portfolio in its investment activities with the requirements of the Investment Company Act and the rules promulgated thereunder pursuant thereto; and

          5. Render to the Trust such periodic and special reports as to the Portfolio as may be reasonably requested with respect to matters relating to the duties of the Adviser.

                                       III

         To the extent that the Trust or the Adviser is a party to any sub-advisory agreements with persons other than the Adviser concerning any of the foregoing, the Adviser shall be responsible for overseeing the performance of each such sub-adviser.

                                       IV

         The Trust will pay an investment advisory fee to the Adviser for compensation for investment advisory services rendered in connection with the management of the Portfolio. Such fee shall be equal, on an annual basis, to 0.5% of the average daily value of the net assets of the Portfolio.

         The amounts payable to the Adviser shall be determined as of the close of business each day, and shall, except as set forth below, be based upon the value of net assets of the Portfolio computed in accordance with the Declaration of Trust of the Trust; and shall be paid in arrears whenever requested by the Adviser.

                                        V

         It is understood and agreed that the Adviser and/or its affiliated companies and persons may act and may continue to act as investment adviser to other clients, accounts, and funds, and that the services to be provided hereunder are not deemed to be exclusive. In addition, it is understood that the individuals who participate on behalf of the Adviser in the performance of its duties under this Agreement will not necessarily devote their full time thereto, and nothing contained herein shall be deemed to limit or restrict their right to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

                                       VI

         The Adviser agrees that all records which it maintains for the Trust shall be the property of the Trust and that it will surrender promptly to the designated officers of the Trust any of such records upon its request. The Adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Adviser agrees that it will maintain all records and accounts regarding the investment activities of the Portfolio in a confidential manner. All such accounts or records shall be made available within five (5) business days of request to the accountants or auditors of the Trust during regular business hours at the Adviser's offices upon reasonable prior written notice. In addition, the Adviser will provide any materials reasonably related to the investment advisory services provided hereunder as may be reasonably requested in writing by the designated officers of the Trust or as may be required by any governmental agency having jurisdiction.

                                       VII

         The Adviser shall give to the Trust the benefit of its best judgment, efforts and facilities in rendering services hereunder.

         The Adviser shall at all times be guided by and be subject to the Trust's investment policies, the provisions of its Declaration of Trust and By-Laws as each shall from time to time be amended, and by the decision and determination of the Trustees.

         This Agreement shall be performed in accordance with the requirements of the Investment Company Act of 1940 (the "1940 Act"), the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, to the extent that the subject matter of this Agreement is within the purview of such Acts. Insofar as applicable to the Adviser as an investment adviser and affiliated person of the Trust, the Adviser shall comply with the provisions of the 1940 Act, the Investment Advisers Act of 1940, and the respective Rules and Regulations of the Securities and Exchange Commission thereunder.

         In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement) the Adviser shall not be subject to liability to the Trust or to any Shareholder of the Trust for any act or omission in the course of, or connect with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                                      VIII

         The Adviser understands that the obligations of this Agreement are not binding upon any shareholder of the Trust personally, but bind only the Trust's property; the Adviser represents that it has notice of the provisions of the Trust's Declaration of Trust disclaiming shareholder liability for acts or obligations of the Trust.

                                       IX

         This Agreement, unless sooner terminated, shall go into effect on the date on which it is approved by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio and shall continue for two years and thereafter from year to year so long as such continuance is specifically approved at least annually (a) by the Trustees of the Trust, and (b) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, provided, this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Trust, or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Trust on sixty (60) days written notice to the Adviser, or by the Adviser at any time, without payment of any penalty, on sixty (60) days written notice to the Trust. This Agreement shall terminate automatically upon its assignment (as defined in the 1940 Act).

         This Agreement may be amended only in writing by the parties hereto. Any amendment to this Agreement requires approval, prior to the effectiveness of such amendment, (a) by vote of a majority of those Trustees of the Trust who are not parties to this agreement or interested persons of any such party, case in person called for the purpose of voting on such amendment, and (b) by vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Portfolio.

         IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized.



                                               BANKERS NATIONAL SERIES TRUST

                                               By: /s/ KENNETH F. JUDKOWITZ
                                                   ----------------------------


                                               BANKERS INVESTMENT ADVISER INC.

                                               By: /s/ RICHARD E. COLEMAN
                                                   ----------------------------

October 9, 1986